UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 19, 2025, the Company received a letter (the “Notification Letter”) from The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Rule”) because the stockholders’ equity of the Company as of September 30, 2024, as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 7, 2025, was below the minimum requirement of $2,500,000 (the “Stockholders’ Equity Requirement”).

Pursuant to Nasdaq’s Listing Rules, the Company had 45 calendar days (until April 7, 2025), to submit a plan to evidence compliance with the Rule (a “Compliance Plan”). The Company submitted a Compliance Plan within the required time and amended it subsequently to provide additional information to Nasdaq.

On June 11, 2025, the Company received a letter from Nasdaq accepting the Compliance Plan and granting an extension through August 18, 2025 to evidence compliance with the Rule.

In the event the Company fails to evidence compliance within the extension period, the Company will have the right to a hearing before Nasdaq’s Hearing Panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

Item 7.01. Regulation FD Disclosure.

On June 10, 2025, the Company issued a press release titled “Honoring American Hero’s: American Rebel Light Beer Proudly Hosting the 101st Airborne Division’s Week of the Eagles Concert in Conjunction with the Celebration Honoring the U.S. Army 250th Birthday at Fort Campbell, Kentucky.” A copy of the press release is attached hereto as Exhibit 99.1.

On June 12, 2025, the Company issued a press release titled “Celebrate Freedom, Celebrate America! American Rebel Light Beer-Free Shipping Through June 30th to Honor the Fourth of July and America’s Birthday!” A copy of the press release is attached hereto as Exhibit 99.2.

The press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	101st Airborne Division’s Week of the Eagles Concert Press Release dated February 18, 2025
99.2	Free Shipping on Beer Through June 30th Press Release dated June 12, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: June 12, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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